UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 8, 2023, Veradigm Inc., a Delaware corporation (the “Company”), received a decision from the Nasdaq Hearings Panel (the “Panel”) granting the Company’s request for continued listing on the Nasdaq Capital Market, subject to the Company demonstrating compliance with Nasdaq Listing Rule 5250(c)(1) on or before February 27, 2024, and certain other conditions, including the achievement of various interim milestones (the “Panel Decision”).

As previously disclosed in the Current Reports on Form 8-K filed on March 22, 2023, May 19, 2023, August 18, 2023 and November 17, 2023 by the Company, the Company received notices from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 (the “Q1 Form 10-Q”), June 30, 2023 (the “Q2 Form 10-Q”) and September 30, 2023 (together with the Q1 Form 10-Q and the Q2 Form 10-Q, the “Form 10-Qs”), the Company was not in compliance with the Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all periodic reports with the Securities and Exchange Commission (the “SEC”). The Company did not regain compliance within the expiration of the 180-day extension that was previously granted by Nasdaq, and as a result, on September 20, 2023, the Company received notice from Nasdaq that the Company’s shares would be delisted.

On September 27, 2023, the Company appealed Nasdaq’s determination in accordance with the procedures set forth in the Nasdaq Listing Rules and requested a hearing (the “Hearing Request”) before the Panel. The Hearing Request temporarily stayed any suspension of trading through October 12, 2023, and requested that the temporary stay be extended until the issuance of the Panel Decision. On October 6, 2023, the Company received notice from Nasdaq that the temporary stay of delisting had been extended pending a hearing before the Panel on November 16, 2023, and the issuance of the Panel Decision.

As previously disclosed, a hearing before the Panel was conducted on November 16, 2023. The Panel Decision grants the Company’s request for continued listing on the Nasdaq Capital Market, subject to the Company’s compliance with the Nasdaq Listing Rules on or before February 27, 2024, and certain other conditions, including the achievement of various interim milestones. The Panel Decision indicates that the Company may request that the Nasdaq Listing and Hearing Review Council (the “Council”) review the Panel Decision, in which case a written request for review would need to be received within 15 days from the date of the Panel Decision. The Council may also on its own motion determine to review the Panel Decision.

The Panel Decision has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market The Company plans to file its Form 10-K and the Form 10-Qs as soon as possible; however, no assurance can be given as to the definitive date on which such periodic reports will be filed.

On December 13, 2023, the Company issued a press release regarding the Panel Decision. A copy of the press release is attached hereto as Exhibit 99.1.

Disclosure Regarding Forward-Looking Information

This Current Report on Form 8-K and the exhibit attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs and expectations relating to the filing of the Form 10-K and Form 10-Qs. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a further material delay in the Company’s financial reporting, including as a result of the recently-announced leadership changes, an inability to timely prepare restated financial statements, unanticipated factors or factors that the Company currently believes will not cause delay, the impacts of the previously disclosed ongoing internal investigation by the Audit Committee of the Company’s Board of Directors, including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments, the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices, the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting, the Company being delisted if the Company is unable to regain compliance with Nasdaq Listing Rule 5250(c)(1) or meet any of the interim milestones in the Panel Decision, the possibility that the Company subsequently fails to remain in compliance with Nasdaq Listing Rule 5250(c)(1) or experiences violations of additional Nasdaq Listing Rules, the possibility that the Council reviews the Panel Decision and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release issued by Veradigm Inc. on December 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date: December 13, 2023	By:	/s/ Eric Jacobson
Eric Jacobson Senior Vice President, Deputy General Counsel and Corporate Secretary